UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2005 (September 7, 2005)

i2 Telecom International, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-27704	91-1426372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Abernathy Road, Suite 1800, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 512-7174

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 7, 2005, i2 Telecom International, Inc., a Washington corporation (the “Company”), entered into a Loan and Security Agreement (the “Loan Agreement”) with i2 Telecom International, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“i2 Delaware” and, together with the Company, the “Borrowers”), Troon & Co., an Indiana general partnership (“Troon”), Jordan E. Glazov and Gregory R. McGraw (Troon and Messrs. Glazov and McGraw, each a “Lender” and, collectively, the “Lenders”). Pursuant to the Loan Agreement, the Borrowers borrowed from the Lenders an aggregate amount of $1.2 million (the “Term Loan”), which amount accrues interest at a rate of 10% per annum, calculated based on a 360-day year. The outstanding principal balance of the Term Loan, all accrued interest thereon and an initial loan fee equal to 10% of the Term Loan shall be payable in full on January 31, 2006.

In connection with entering into the Loan Agreement:

(A) the Company issued to the Borrowers three-year warrants to purchase an aggregate of 1.2 million shares of the Company’s common stock at an exercise price of $0.60 per share, subject to adjustment (collectively, the “Warrants”);

(B) the Borrowers (i) issued in favor of each Lender a Term Loan Note in the principal amount of each Lender’s loan commitment (collectively, the “Term Notes”), and (ii) entered into a Patent and Trademark Security Agreement (“Patent and Trademark Security Agreement”) with Troon, for itself, as a Lender, and as agent for the other Lenders (“Agent”);

(C) the Company entered into (i) a Pledge Agreement with the Agent (the “Company Pledge Agreement”), and (ii) a Registration Rights Agreement with the Lenders pursuant to which the Company granted to the Lenders piggy-back registration rights with respect to the shares of the Company’s common stock underlying the Warrants (the “Registration Rights Agreement”); and

(D) i2 Delaware entered into a Pledge Agreement with the Agent (the “i2 Delaware Pledge Agreement” and, together with the Company Pledge Agreement, the “Pledge Agreements”).

Pursuant to the Loan Agreement, the Patent and Trademark Security Agreement and the Pledge Agreements, the Borrowers granted to the Lenders a first priority security interest in substantially all of the assets of the Borrowers, including all of the capital stock of i2 Delaware and SuperCaller Community, Inc., a California corporation and an indirect, wholly-owned subsidiary of the Company, to secure the Borrowers’ obligations under the Loan Agreement, the Terms Notes, the Pledge Agreements and the Patent and Trademark Security Agreement, among other things.

The foregoing descriptions of the Loan Agreement, the Terms Notes, the Patent and Trademark Security Agreement, the Pledge Agreements, the Warrants and the Registration Rights Agreement are qualified in their entirety by reference to the full texts of such documents which are filed as Exhibits to this Current Report.

Item 3.02 Unregistered Sale of Equity Securities

On September 7, 2005, the Company issued the Warrants to the Lenders. The Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act. The Company based such reliance upon factual representations the Lenders made to the Company regarding their investment intent and sophistication, among other things.

Item 9.01	Financial Statements and Exhibits.

	(a)–(b)	Financial Statements of Business Acquired and Pro Forma Financial Information. None.

	(c)	Exhibits.

	4.1	Warrant to purchase 1,000,000 shares of the Company’s common stock issued to Troon & Co. dated September 7, 2005.

	4.2	Warrant to purchase 100,000 shares of the Company’s common stock issued to Gregory P. McGraw dated September 7, 2005.

	4.3	Warrant to purchase 100,000 shares of the Company’s common stock issued to Jordan E. Glazov dated September 7, 2005.

	99.1	Loan and Security Agreement dated September 7, 2005 among the Company, i2 Telecom International, Inc., a Delaware corporation, Troon & Co., Gregory P. McGraw and Jordan E. Glazov.

	99.2	Registration Rights Agreement dated September 7, 2005 among the Company, Troon & Co., Gregory P. McGraw and Jordan E. Glazov.

	99.3	Term Loan Note issued on September 7, 2005 by the Company in favor of Jordan E. Glazov in principal amount of $100,000.

	99.4	Term Loan Note issued on September 7, 2005 by the Company in favor of Gregory P. McGraw in principal amount of $100,000.

	99.5	Term Loan Note issued on September 7, 2005 by the Company in favor of Troon & Co. in principal amount of $1,000,000.

	99.6	Patent and Trademark Security Agreement dated as of September 7, 2005 among the Company, i2 Telecom International, Inc., a Delaware corporation, Troon & Co., Gregory P. McGraw and Jordan E. Glazov.

	99.7	Pledge Agreement dated September 7, 2005 between the Company and Troon & Co.

	99.8	Pledge Agreement dated September 7, 2005 between i2 Telecom International, Inc., a Delaware corporation, and Troon & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

i2 TELECOM INTERNATIONAL, INC.

By:	/s/ Paul R. Arena
Paul R. Arena
Chief Executive Officer

Dated: September 13, 2005

EXHIBIT INDEX

4.1	Warrant to purchase 1,000,000 shares of the Company’s common stock issued to Troon & Co. dated September 7, 2005.

4.2	Warrant to purchase 100,000 shares of the Company’s common stock issued to Gregory P. McGraw dated September 7, 2005.

4.3	Warrant to purchase 100,000 shares of the Company’s common stock issued to Jordan E. Glazov dated September 7, 2005.

99.1	Loan and Security Agreement dated September 7, 2005 among the Company, i2 Telecom International, Inc., a Delaware corporation, Troon & Co., Gregory P. McGraw and Jordan E. Glazov.

99.2	Registration Rights Agreement dated September 7, 2005 among the Company, Troon & Co., Gregory P. McGraw and Jordan E. Glazov.

99.3	Term Loan Note issued on September 7, 2005 by the Company in favor of Jordan E. Glazov in principal amount of $100,000.

99.4	Term Loan Note issued on September 7, 2005 by the Company in favor of Gregory P. McGraw in principal amount of $100,000.

99.5	Term Loan Note issued on September 7, 2005 by the Company in favor of Troon & Co. in principal amount of $1,000,000.

99.6	Patent and Trademark Security Agreement dated as of September 7, 2005 among the Company, i2 Telecom International, Inc., a Delaware corporation, Troon & Co., Gregory P. McGraw and Jordan E. Glazov.

99.7	Pledge Agreement dated September 7, 2005 between the Company and Troon & Co.

99.8	Pledge Agreement dated September 7, 2005 between i2 Telecom International, Inc., a Delaware corporation, and Troon & Co.